                                                                    EXHIBIT 10.7

                           ORATEC INTERVENTIONS, INC.

                                1995 STOCK PLAN

                        (As amended through August 1999)

     1.  Purposes of the Plan.  The purposes of this 1995 Stock Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Board or any of its Committees appointed
              -------------
pursuant to Section 4 of the Plan.

         (b) "Affiliate" means an entity other than a Subsidiary in which the
              ---------
Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

         (c) "Applicable Laws" means the legal requirements relating to the
              ---------------
administration of stock option, restricted stock purchase and stock bonus plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

         (d) "Board" means the Board of Directors of the Company.
              -----

         (e) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (f) "Committee" means the Committee appointed by the Board of
              ---------
Directors in accordance with Section 4(a) of the Plan.

         (g) "Common Stock" means the Common Stock of the Company.
              ------------

         (h) "Company" means Oratec Interventions, Inc., a Delaware
              -------
corporation.

         (i) "Consultant" means any person, including an advisor, who is
              ----------
engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.
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         (j) "Continuous Status as an Employee or Consultant" means the absence
              ----------------------------------------------
of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

         (k) "Director" means a member of the Board.
              --------

         (l) "Employee" means any person (including if appropriate, any Named
              --------
Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (n) "Fair Market Value" means, as of any date, the fair market value
              -----------------
of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock on the date of grant of the Option (or in the event the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal or such other source as the
                      ------------------------
Administrator deems reliable;

             (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of grant of the Option, as reported in The Wall Street Journal or such other source as
                              ------------------------
the Administrator deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (o) "Incentive Stock Option" means an Option intended to qualify as an
              ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

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         (p) "Listed Security" means any security of the Company that is listed
              ---------------
or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

         (q) "Named Executive" means any individual who, on the last day of the
              ---------------
Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

         (r) "Nonstatutory Stock Option" means an Option not intended to
              -------------------------
qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

         (s) "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         (t) "Option" means a stock option granted pursuant to the Plan.
              ------

         (u) "Optioned Stock" means the Common Stock subject to an Option or a
              --------------
Stock Purchase Right.

         (v) "Optionee" means an Employee or Consultant who receives an Option
              --------
or a Stock Purchase Right.

         (w) "Parent" means a "parent corporation", whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code, or any successor provision.

         (x) "Plan" means this 1995 Stock Plan.
              ----

         (y) "Reporting Person" means an Officer, Director, or greater than ten
              ----------------
percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

         (z) "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of a Stock Purchase Right under Section 11 below.

         (aa) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
               ----------
as the same may be amended from time to time, or any successor provision.

         (bb) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 13 of the Plan.

         (cc) "Stock Exchange" means any stock exchange or consolidated stock
               --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

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         (dd) "Stock Purchase Right" means the right to purchase Common Stock
               --------------------
pursuant to Section 11 below.

         (ee) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

         (ff) "Ten Percent Holder" means a person who owns stock representing
               ------------------
more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
         -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,990,000 shares of Common Stock plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2000 and ending in 2002 equal to the lesser of: (i) 1,250,000 Shares; (ii) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year; or (iii) such lesser number of shares as is determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4.  Administration of the Plan.
         --------------------------

         (a) General.  The Plan shall be administered by the Board or a
             -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

         (b) Administration With Respect to Reporting Persons.  With respect to
             ------------------------------------------------
Options and Stock Purchase Rights granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options and Stock Purchase Rights to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

         (c) Powers of the Administrator.  Subject to the provisions of the
             ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

            (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

           (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

            (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

           (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

            (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

             (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

     5.  Eligibility.
         -----------

         (a) Recipients of Grants.  Nonstatutory Stock Options and Stock
             --------------------
Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

         (b) Type of Option.  Each Option shall be designated in the written
             --------------
option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

         (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement. After the date, if any, on which the Common Stock becomes a Listed Security, the five (5) year limitation on option grants to Ten Percent Holders described above shall only apply to the grant of Incentive Stock Options.

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
         ---------------------------------
in Section 13 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000Shares.

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option that is:

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option that is:

                 (A) granted, prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                 (B) granted to a person who, at the time of the grant of such Option, is a Named Executive, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code;

                 (C) granted, prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided that if required by the Applicable Laws, any option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security, shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  Subject to
              ----------------------------------------------------
Sections 10(c) and 10(d), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

          (c)  Disability of Optionee.
               ----------------------

               (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

              (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee
              -----------------
during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death, or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant. To the extent that Optionee is not entitled to exercise the Option as set forth above, or if the Option is not exercised to the extent it is exercisable within the time specified herein, the Option shall terminate.

          (e) Extension of Exercise Period.  The Administrator shall have full
              ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f) Rule 16b-3.  Options granted to Reporting Persons shall comply
              ----------
with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (g) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided, however, that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, it shall lapse at a minimum rate of 20% per year.

          (c) Other Provisions.  The Restricted Stock purchase agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Taxes.
          -----

          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising or receiving the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding amount for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                                --------

          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount minimum statutory withholding amount for federal and state tax purposes, including payroll taxes, applicable to the exercise.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

     13.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares described in Section 3(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Sale of Assets.  In the event of a proposed sale of all
              ------------------------
or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right or to accept assignment of the conditions and restrictions with respect to Restricted Stock, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets and all rights of repurchase with respect to Restricted Stock shall lapse upon the consummation of the merger or sale of assets.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     14.  Non-Transferability of Options and Stock Purchase Rights.  Options and
     ---  --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

     15.  Time of Granting Options and Stock Purchase Rights.  The date of
     ---  --------------------------------------------------
grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Authority to Amend or Terminate.  The Board may at any time amend,
              -------------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
              ----------------------------------
of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Administrator shall approve from time to time.

     20.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

     21.  Information to Optionees and Purchasers.  Prior to the date, if any,
          ---------------------------------------
upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                          ORATEC INTERVENTIONS, INC.

                                1995 STOCK PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------


Optionee's Name and Address:

{Optionee}
{Optionee Address1}
{Optionee Address2}

     You have been granted an option to purchase Common Stock of ORATEC Interventions, Inc., (the "Company") as follows:

  Board Approval Date:                  _________________________

  Date of Grant (Later of Board
  Approval Date or
  Commencement of
  Employment/Consulting):            {Grant Date}

  Exercise Price Per Share:          {Exercise Price}

  Total Number of Shares Granted:    {Shares Granted}

  Total Price of Shares Granted:     {Total Exercise Price}

  Type of Option:                    {No Shares ISO}Shares Incentive Stock
                                      Option
                                     {No Shares NSO} Shares Nonstatutory Stock
                                      Option

  Term/Expiration Date:              {Term}{Expir Date}

  Vesting Commencement Date:         {Vesting Start Date}

  Vesting Schedule:                  {Vesting Schedule}

  Termination Period:                Option may be exercised for a period of 60
                                     days after termination of employment or
                                     consulting relationship except as set out in

                                     Sections 7 and 8 of the Stock Option
                                     Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the ORATEC Interventions, Inc. 1995 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                            ORATEC INTERVENTIONS, INC.


                                     By:
----------------------------            --------------------------------
Signature


                                     Title:
----------------------------               -----------------------------
Print Name

                          ORATEC INTERVENTIONS, INC.

                            STOCK OPTION AGREEMENT
                            ----------------------

     1.  Grant of Option.  ORATEC Interventions, Inc., a Delaware corporation
         ---------------
(the "Company"), hereby grants to the Optionee named in the Notice of Stock
      -------
Option Grant attached to this Agreement ("Optionee"), an option (the "Option")
                                          --------                    ------
to purchase the total number of shares of Common Stock (the "Shares") set forth
                                                             ------
in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms,
                                          --------------
definitions and provisions of the 1995 Stock Plan (the "Plan") adopted by the
                                                        ----
Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

          To the extent designated an Incentive Stock Option in the Notice of Stock Option Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and, to the extent not so designated, this Option is
              ----
intended to be a Nonstatutory Stock Option.

     2.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i)   This Option may not be exercised for a fraction of a share.

               (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraphs
(iii) and (iv) below.

               (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

               (iv) If designated an Incentive Stock Option in the Notice of Stock Option Grant, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that vest in any calendar year have an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

          (b)  Method of Exercise.
               ------------------

               (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which
                                                              ---------
shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

               (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this
                                         --------------
Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (d) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as
                                                          ------------
promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the

Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"),
                                                            ----------------
exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

     7.  Disability of Optionee.
         ----------------------

         (i) Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         (ii) In the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of any disability not constituting a total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise this Option to the extent he was entitled to exercise it at the date of such termination; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three (3) months from the date of termination of employment, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the exercise price for the Shares and the fair market value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     8.  Death of Optionee. In the event of the death of Optionee during the
         -----------------
period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in

Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death, or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant.

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11.  No Additional Employment Rights.  Optionee understands and agrees that
          -------------------------------
the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     12.  Tax Consequences.  Optionee acknowledges that he or she has read the
          ----------------
brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option.  If this Option is an
              ----------------------------------
Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  If this Option does not
              -------------------------------------
qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  If this Option is an Incentive Stock
              ---------------------
Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date. In the case of either an Incentive Stock Option or a Nonstatutory Stock Option, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes at a maximum rate of 20%.

          (d) Notice of Disqualifying Disposition.  If the Option granted to
              -----------------------------------
Optionee in this Agreement is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to Optionee upon exercise of the Incentive Stock Option, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     13.  Signature.  This Stock Option Agreement shall be deemed executed by
          ---------
the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                  [Remainder of page left intentionally blank]

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:       ORATEC Interventions, Inc.
Attn:     Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of ORATEC Interventions, Inc. Common Stock, under and pursuant to the Company's 1995 Stock Plan and the Stock Option Agreement dated ___________, as follows:

          Grant Number:      ________________________________

          Date of Purchase:  ________________________________

          Number of Shares:  ________________________________

          Purchase Price:    ________________________________

          Method of Payment
          of Purchase Price: ________________________________


     Social Security No.:  ________________________________

     The shares should be issued as follows:

          Name:        __________________________________

          Address:     __________________________________

                       __________________________________

                       __________________________________

          Signed:      __________________________________

          Date:        __________________________________